UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020 (June 12, 2020)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hamelacha St., Tel Aviv, Israel	6721503
(Address of Principal Executive Offices)	(Zip Code)

+ (972) 73 7600341

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2020, concurrently with the drawdown of $1,000,000 described in Item 2.03 below, the Registrant and the other parties (all of which are affiliates of the Registrant) to that Convertible Note Purchase Agreement dated April 1, 2020 (“CNPA”), which was reported in the Registrant’s Current Report on Form 8-K dated April 2, 2020, entered into an amendment thereto (“Amendment 1”). Amendment 1 provides that for each draw down the Registrant makes under the CNPA, the Buyer (defined in the CNPA) shall be entitled to receive two types of warrant. The A Warrants will be exercisable between 6 and 12 months after issuance at 25% above average closing price of the 3 trading days preceding the draw down. The B Warrants will be exercisable between 6 and 18 months after issuance at 50% above average closing price of the 3 trading days preceding the draw down. The number of each of the A Warrants and B Warrants to be issued will equal the investment amount divided by the average closing price of the 3 trading days preceding the draw down. Amendment 1 shall apply also to any draw down the Registrant already made under the CNPA, provided that any A Warrants and B Warrants to be issued further to a previous draw down shall have the same terms of the A Warrants and the B Warrants issued to the Buyer pursuant to the first draw down after the execution of Amendment 1.

The foregoing description of Amendment 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Amendment 1 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Convertible Note Purchase Agreement, as amended, for the issuance and sale of notes for up to an aggregate principal amount of $1,800,000, which the Registrant entered into with certain principal shareholders and other affiliates of the Registrant on April 1, 2020, as reported in the Current Report on Form 8-K dated April 2, 2020, and which was amended on June 12, 2020 as reported in Item 1.01 above, the Registrant, on June 12, 2020, requested, by delivering a Draw Down Notice, and received, an investment amount of $1,000,000. The interest rate on the drawn down amount is 6% per annum and the maturity date is June 11, 2022.

The Registrant is issuing a press release concurrently herewith, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Form of Amendment 1 to Convertible Note Purchase Agreement

Exhibit 20: Press release: “Citrine Global Corp (OTCQB: TECR) Announces It Has Received an Amount of $1M from its Owner Partners & Affiliates”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board and CEO

Date: June 12, 2020